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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   DECEMBER 31, 1997
                                                 -------------------------------


                 GENESYS TELECOMMUNICATIONS LABORATORIES, INC.
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               (Exact name of registrant as specified in charter)



      CALIFORNIA                       000-22605                 94-3120525
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


1155 MARKET STREET, SAN FRANCISCO, CA                                 94103
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code    (415) 437-1100
                                                   -----------------------------



                                     NONE
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        (Former name or former address, if changed since last report.)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On December 31, 1997, Genesys Telecommunications Laboratories, Inc., a California corporation (the "Company"), through its wholly owned subsidiary Genesys-F Sub, Inc., a California corporation ("Acquisition Corporation"), completed the acquisition and merger of Forte Advanced Management Software, Inc., a California corporation ("Forte"). The acquisition and merger were completed by means of an Agreement and Plan of Reorganization dated as of
December 31, 1997 (the "Merger Agreement").   The transaction will be accounted
for as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986.

          Pursuant to the Merger Agreement, the Company issued 667,099 shares of its Common Stock, the aggregate fair market value of which was deemed to be $22,630,000 (the "Consideration"). In exchange for the Consideration, the Company received all of the outstanding capital stock of Forte, 66,707 of which shares have been placed into an escrow subject to the satisfaction of all representations and warranties under the terms and conditions of the Merger Agreement. The amount of consideration paid by the Company was determined by arms length negotiations between the parties.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          2.1 Agreement and Plan of Reorganization, dated as of December 31, 1997, by and among Genesys Telecommunications Laboratories, Inc., Genesys-F Sub, Inc. and Forte Advanced Management Software, Inc. and its Shareholders.


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    By: /s/ Michael J. McCloskey
                                        --------------------------------------
                                    Name:   Michael J. McCloskey
                                    Title:  Chief Operating Officer, Chief
                                            Financial Officer, Vice President,
                                            Finance and International

Dated:  January 15, 1998
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                               INDEX OF EXHIBITS


     2.1 Agreement and Plan of Reorganization, dated as of December 31, 1997, by and among Genesys Telecommunications Laboratories, Inc., Genesys-F Sub, Inc. and Forte Advanced Management Software, Inc. and its Shareholders.